UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2011

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information

On April 1, 2011, SRA International, Inc. (the “Company”), and Providence Equity Partners (“Providence”) issued a joint press release announcing that the Company is expected to be acquired by an affiliate of Providence.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of SRA International, Inc. and Providence Equity Partners, dated April 1, 2011.

99.2	Letter to the Employees of SRA International, Inc. from Ernst Volgenau, discussing the announcement of the merger agreement, transmitted on April 1, 2011

99.3	Letter to the Employees of SRA International, Inc. from Stanton Sloane, discussing the merger agreement, transmitted on April 1, 2011

99.4	Frequently Asked Questions, issued to the employees of SRA, International, Inc., transmitted on April 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: April 1, 2011	/s/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel